SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

         Date of report (Date of earliest event reported): June 18, 1997




                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                   0-22228                   11-3170868
     (State or other
     jurisdiction of            Commission File             (IRS Employer
      incorporation)                Number)              Identification No.)



          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (516) 327-3000




                                      NONE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8 & 9.        NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

         On June 18, 1997, Astoria Financial Corporation, a Delaware corporation ("Astoria Financial"), Astoria Federal Savings and Loan Association, a federally chartered savings and loan association and a wholly-owned subsidiary of Astoria Financial (the "Association"), and The Greater New York Savings Bank, a New York chartered stock savings bank ("The Greater"), entered into the First Amendment, dated as of the 18th day of June, 1997 (the "First Amendment"), to the Agreement and Plan of Merger, dated as of the 29th day of March, 1997, by and among Astoria Financial, the Association, and The Greater (the "Merger Agreement").

         Pursuant to the First Amendment, Astoria Financial, the Association, and The Greater have extended certain time frames within which certain initial filings with governmental authorities were to be made and made a technical correction to the formula to be used to determine whether The Greater will have a right to terminate the Merger Agreement as a result of a decline in the market price of Astoria Financial's common stock to accurately reflect the parties' intentions at the time the Merger Agreement was entered into.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------
        2.1 First Amendment, dated as of the 18th day of June, 1997, to the Agreement and Plan of Merger, dated as of the 29th day of March, 1997, by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and The Greater New York Savings Bank.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASTORIA FINANCIAL CORPORATION


                                   By: /s/ George L. Engelke, Jr.
                                       ------------------------------
                                           George L. Engelke, Jr.
                                           President and Chief
                                           Executive Officer


Dated: June 30, 1997


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

                                  EXHIBIT INDEX



          EXHIBIT                               DESCRIPTION
          -------                               -----------
            2.1 First Amendment, dated as of the 18th day of June, 1997, to the Agreement and Plan of Merger, dated as of the 29th day of March, 1997, by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and The Greater New York Savings Bank.


                                        4